UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2011




[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ===============================================

       SEMIANNUAL REPORT
       USAA CAPITAL GROWTH FUND
       JANUARY 31, 2011

 ===============================================

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

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FUND OBJECTIVE

CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Invests primarily in equity securities. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         23

   Financial Statements                                                      25

   Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                              42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"ALTHOUGH I AGREE THAT STATE AND LOCAL
GOVERNMENTS ARE UNDER FINANCIAL STRESS,            [PHOTO OF DANIEL S. McNAMARA]
I DO NOT BELIEVE WE WILL SEE MASSIVE
MUNICIPAL BOND DEFAULTS."

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FEBRUARY 2011

We witnessed a significant shift in market sentiment during the six-month reporting period. At the beginning of August, many observers were worried about the strength and sustainability of the economic recovery. Some even feared a double-dip recession as the effects of the federal government's fiscal stimulus faded. At the same time, it was widely expected that the Federal Reserve (the
Fed) would compound economic problems by reversing its earlier monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs).

To ease these fears, Fed chairman Ben Bernanke strongly hinted in a late August speech that a new round of quantitative easing, known as "QE2", was on the way. As investors speculated about the size and scope of QE2, higher-risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied and fears of recession faded. The rally continued through the mid-term elections. The result--a divided Congress--seemed to herald a period of greater bipartisanship and was followed by a productive lame duck session culminating in the extension of the Bush-era tax cuts.

After the November election, the Fed announced the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Surprisingly, U.S. Treasury prices fell (and yields climbed) as investors continued to reallocate their portfolios into higher-risk assets. Generally speaking, the more risk investors took, the better their returns. Many U.S. stocks, for instance, posted double-digit gains.

Investors' preference for higher-risk securities was also supported by better-than-expected corporate earnings. Market volatility declined as optimism grew about the economic outlook. In spite of high unemployment and modest consumer spending, the U.S. economy expanded at an annualized rate of 3.2% during the fourth quarter, up from 2.6% in the third quarter.

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2  | USAA CAPITAL GROWTH FUND

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Although I was pleased with the performance of USAA's family of no-load mutual funds during the six months, the financial markets face long-term economic headwinds as consumers continue rebuilding their balance sheets despite weak employment growth and the fragile housing market. In addition, the European Union's (EU) fiscal challenges are far from over. The EU has yet to find a sustainable balance between the painful effects of austerity on its weaker economies and the damaging effects of emerging inflationary pressures on its stronger economies.

Meanwhile, in the U.S., there have been several negative media reports about tax-exempt municipal credit quality, which in my view contributed to a decline in the tax-exempt bond market overall. Although I agree that state and local governments are under financial stress, I do not believe we will see massive municipal bond defaults. Many governments are making the tough choices necessary to address their budget problems. In some cases, this may require austerity measures (higher taxes and reduced services). Even so, I believe that issuers of investment-grade municipals have the ability to continue making payments on their debt. In addition, municipal finances generally improve (with a lag) after the economy recovers. Nevertheless, USAA's municipal bond team will remain vigilant for potential credit problems.

In this environment, I urge you to make all your investment decisions based on your time horizon, risk tolerance and financial goals. If you would like to refine your investment strategy, please call one of our USAA service representatives. They would be happy to review your plan and help you rebalance your portfolio, if necessary.

On behalf of everyone here at USAA Investment Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued confidence in us.

Sincerely,

/S/DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF MICHAEL P. McELROY]                          [PHOTO OF ADAM J. PETRYK]

   MICHAEL P. McELROY, CFA                                ADAM J. PETRYK, CFA
   Batterymarch Financial                                 Batterymarch Financial
   Management, Inc.                                       Management, Inc.

--------------------------------------------------------------------------------

o  HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM?

   For the six-month period ended January 31, 2011, the Fund had a total return of 16.52%. This compares to returns of 16.76% for the Lipper Global Funds Index and 17.25% for the MSCI World Index (the Index).

o HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR GLOBAL STOCKS OVER THE PAST SIX MONTHS?

   The equity markets provided solid returns, as we saw times of sustained rallies as well as periods when equity prices retreated. Returns overall were strong in virtually all regions and sectors, led by energy and materials stocks.

   Early in the period, markets were macroeconomically driven as global equity investors reacted to mixed economic data, and alternated between risk aversion and risk-taking behavior depending on the headlines. August saw most regions decline, as weak housing markets, stubbornly high unemployment, and uncertainty regarding possible

   Refer to page 10 for benchmark definitions.

   Past performance is no guarantee of future results.

   Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

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4  | USAA CAPITAL GROWTH FUND

================================================================================

   changes in financial regulation hurt investor confidence. Despite disappointing economic data, equity markets surged in September, producing a strong rally based on solid company earnings, a modest improvement in consumer spending, and central bank commitment to quantitative easing.

   This macro-driven market, along with heightened correlations among stocks beset by economic uncertainty that was magnified by the European debt crisis, made for a difficult stock selection environment. Repeated government interventions in capital markets also made the stock selection picture more murky.

   While investor sentiment was not uniformly optimistic, during the last weeks of the period, markets responded positively to continued government intervention. The European Union hammered out a bailout for Ireland, while in the United States the Federal Reserve (the Fed) extended its quantitative easing policy, and Congress approved both a continuation of the Bush-era tax cuts and an extension of unemployment benefits. While global housing markets remain fragile and employment gains around the world have been disappointing, global merger & acquisition activity is increasing, and the recent U.S. holiday retail season was seen as a success.

o  PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD.

   Batterymarch employs a disciplined framework to compare global stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value, as well as other dimensions such as cash flow, earnings growth, and analyst expectations.

   Because we maintain broad industry sector neutrality as a risk control measure, stock selection is the primary driver of our performance relative to the Index. During the six-month period, stock selection

   You will find a complete list of securities that the Fund owns on pages
   13-22.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   contributed modestly. Stock selection was strong within the consumer staples and materials sectors and added to performance, while selection within financials and energy detracted from results. Our stock selection within Continental Europe was notably strong, while stock selection was weaker among emerging market issues. A number of securities not in the benchmark were primary contributors to relative return at the stock level: Within industrials, holdings in the French industrial company Wendel; Grupo Mexico S.A.B. de C.V. "B", a materials firm; and consumer discretionary issues Kia Motors Corp. and Valeo S.A. added to relative performance. All posted returns for the period that were significantly higher than the benchmark. Several other non-benchmark holdings detracted from relative return -- Banco Itau Holding Financeira S.A. (from Brazil), Air China Ltd., China Life Insurance Co. Ltd., and Hyosung T&C (South Korea) all had negative returns.

o  HOW IS THE FUND POSITIONED REGIONALLY?

   The Fund's regional weightings are largely a byproduct of individual stock rankings. We believe that in this increasingly global economy, where a company happens to be domiciled is becoming less relevant. We believe that where a firm earns its revenue is the most important factor in many cases.

   As of January 31, 2011, the Fund held a 14.9% weighting in emerging markets, which are virtually unrepresented in the MSCI World Index. The Fund was also slightly overweighted in the United Kingdom. The Fund's largest underweights were in the United States, the combined "region" of commodity-oriented Australia, New Zealand, and Canada, and also in Continental Europe.

   Air China Ltd., China Life Insurance Co. Ltd., and Hyosung T&C were sold out of the Fund prior to January 31, 2011.

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6  | USAA CAPITAL GROWTH FUND

================================================================================

o  WHAT IS YOUR OUTLOOK FOR GLOBAL STOCKS?

   Government intervention late in 2010 staved off worries over the potential for a double-dip global recession, at least in the short term. In addition, labor markets have shown gradual, if uneven, improvement. Industrial production is up in many markets, and both business and consumer confidence have improved. Despite these positive indicators, the key question remains whether global economies will be sufficiently robust to stay afloat as stimulus winds down. In addition, sovereign debt issues will most likely continue to beleaguer Europe periodically over the next several years. Surging commodity demand, particularly within emerging markets, makes inflation a concern.

   Notwithstanding the recent rally in global stocks, we believe that risk levels have moderated, valuations for many companies remain compelling, and the investment environment continues to be more conducive to bottom-up stock selection. Batterymarch's stock selection model continues to be positioned for a modest and gradual global recovery, with a tilt toward growth. The Fund's benchmark exposure remains moderate.

   We thank you for your investment in the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND (Symbol: USCGX)

--------------------------------------------------------------------------------
                                             1/31/11                7/31/10
--------------------------------------------------------------------------------
Net Assets                                $724.1 Million        $646.4 Million
Net Asset Value Per Share                     $6.81                 $5.90

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
--------------------------------------------------------------------------------
  7/31/10 to 1/31/11*            1 Year            5 Years            10 Years
        16.52%                   19.35%             0.63%               0.49%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------
  Before Reimbursement        1.44%           After Reimbursement        1.30%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 LIPPER GLOBAL     MSCI WORLD     USAA CAPITAL
                  FUNDS INDEX        INDEX        GROWTH FUND
 1/31/2001        $10,000.00       $10,000.00      $10,000.00
 2/28/2001          9,267.22         9,153.77        7,922.08
 3/31/2001          8,623.51         8,550.99        6,918.54
 4/30/2001          9,214.53         9,181.32        7,792.21
 5/31/2001          9,158.39         9,061.68        7,886.66
 6/30/2001          8,900.96         8,776.49        7,957.50
 7/31/2001          8,680.29         8,659.18        7,438.02
 8/31/2001          8,335.54         8,242.27        6,918.54
 9/30/2001          7,556.85         7,514.90        5,737.90
10/31/2001          7,745.05         7,658.39        6,044.86
11/30/2001          8,167.46         8,110.30        6,576.15
12/31/2001          8,286.29         8,160.47        6,788.67
 1/31/2002          8,035.20         7,912.41        6,469.89
 2/28/2002          7,987.75         7,842.82        6,151.12
 3/31/2002          8,366.16         8,204.00        6,469.89
 4/30/2002          8,163.24         7,909.98        6,375.44
 5/31/2002          8,181.73         7,923.16        6,068.48
 6/30/2002          7,706.58         7,441.07        5,596.22
 7/31/2002          7,025.05         6,813.21        5,029.52
 8/31/2002          7,057.38         6,824.84        5,135.77
 9/30/2002          6,355.87         6,073.42        4,828.81
10/31/2002          6,718.98         6,520.94        5,017.71
11/30/2002          7,047.86         6,871.53        5,218.42
12/31/2002          6,740.68         6,537.67        4,911.45
 1/31/2003          6,524.58         6,338.44        4,840.61
 2/28/2003          6,364.02         6,227.51        4,781.58
 3/31/2003          6,293.69         6,206.95        4,935.06
 4/30/2003          6,833.99         6,757.00        5,348.29
 5/31/2003          7,254.88         7,141.70        5,867.77
 6/30/2003          7,394.18         7,264.40        5,962.22
 7/31/2003          7,550.48         7,411.07        6,399.06
 8/31/2003          7,750.36         7,570.28        6,765.05
 9/30/2003          7,792.72         7,615.84        6,682.41
10/31/2003          8,235.94         8,067.02        7,355.37
11/30/2003          8,388.81         8,188.94        7,674.14
12/31/2003          8,894.87         8,702.07        7,626.92
 1/31/2004          9,081.50         8,841.70        7,910.27
 2/29/2004          9,275.43         8,989.75        7,910.27
 3/31/2004          9,235.79         8,930.10        7,922.08
 4/30/2004          8,997.04         8,747.20        7,626.92
 5/31/2004          9,027.49         8,820.19        7,721.37
 6/30/2004          9,179.42         9,008.10        7,992.92
 7/31/2004          8,836.39         8,713.99        7,402.60
 8/31/2004          8,841.48         8,752.29        7,225.50
 9/30/2004          9,077.81         8,917.86        7,733.18
10/31/2004          9,294.75         9,136.09        7,839.43
11/30/2004          9,813.09         9,616.01        8,536.01
12/31/2004         10,173.51         9,983.09        8,866.59
 1/31/2005          9,980.11         9,758.33        8,630.46
 2/28/2005         10,298.54        10,067.45        8,913.81
 3/31/2005         10,084.17         9,872.87        8,536.01
 4/30/2005          9,858.29         9,656.92        8,004.72
 5/31/2005         10,025.74         9,828.50        8,488.78
 6/30/2005         10,132.89         9,913.54        8,842.98
 7/31/2005         10,533.32        10,259.84        9,220.78
 8/31/2005         10,663.25        10,337.15        9,043.68
 9/30/2005         10,947.48        10,605.64        9,185.36
10/31/2005         10,700.24        10,348.34        8,842.98
11/30/2005         11,039.81        10,693.14        9,197.17
12/31/2005         11,383.11        10,930.04        9,620.50
 1/31/2006         11,968.13        11,418.10       10,175.07
 2/28/2006         11,884.43        11,401.11       10,163.01
 3/31/2006         12,188.60        11,651.80       10,452.35
 4/30/2006         12,521.89        12,005.56       10,838.13
 5/31/2006         12,058.58        11,595.46       10,223.29
 6/30/2006         12,032.29        11,592.06       10,247.40
 7/31/2006         12,034.27        11,664.41       10,319.74
 8/31/2006         12,350.55        11,967.18       10,609.07
 9/30/2006         12,519.67        12,109.88       10,645.24
10/31/2006         12,920.09        12,554.34       11,067.19
11/30/2006         13,289.55        12,861.77       11,440.92
12/31/2006         13,579.64        13,123.27       11,777.95
 1/31/2007         13,789.01        13,278.19       11,956.40
 2/28/2007         13,649.96        13,209.09       11,887.77
 3/31/2007         13,924.61        13,450.89       12,217.22
 4/30/2007         14,457.09        14,044.10       12,601.58
 5/31/2007         14,903.59        14,437.61       13,095.76
 6/30/2007         14,881.91        14,326.25       12,985.94
 7/31/2007         14,580.84        14,008.97       12,821.22
 8/31/2007         14,556.30        13,998.35       12,793.76
 9/30/2007         15,149.78        14,664.04       13,699.76
10/31/2007         15,666.14        15,113.81       14,344.94
11/30/2007         14,976.66        14,496.02       13,452.67
12/31/2007         14,839.21        14,309.00       13,276.33
 1/31/2008         13,792.68        13,215.52       12,151.47
 2/29/2008         13,669.59        13,139.03       12,166.27
 3/31/2008         13,584.16        13,013.09       11,929.46
 4/30/2008         14,178.87        13,697.03       12,580.69
 5/31/2008         14,374.92        13,905.89       12,935.91
 6/30/2008         13,186.14        12,796.79       12,062.67
 7/31/2008         12,878.76        12,484.11       11,692.65
 8/31/2008         12,737.16        12,308.75       11,233.82
 9/30/2008         11,390.54        10,844.78        9,946.15
10/31/2008          9,343.80         8,788.59        7,992.44
11/30/2008          8,717.51         8,219.72        7,341.21
12/31/2008          9,085.27         8,483.44        7,503.52
 1/31/2009          8,404.80         7,740.24        6,869.42
 2/28/2009          7,688.94         6,947.96        6,220.22
 3/31/2009          8,199.22         7,471.89        6,612.76
 4/30/2009          8,972.00         8,310.09        7,065.69
 5/31/2009          9,782.52         9,063.03        7,624.30
 6/30/2009          9,763.19         9,022.14        7,563.91
 7/31/2009         10,578.45         9,786.29        8,258.40
 8/31/2009         10,998.97        10,190.02        8,499.97
 9/30/2009         11,400.50        10,596.18        8,832.11
10/31/2009         11,165.81        10,407.66        8,650.94
11/30/2009         11,600.27        10,832.95        9,028.38
12/31/2009         11,907.35        11,027.48        9,241.07
 1/31/2010         11,455.45        10,571.70        8,798.11
 2/28/2010         11,615.08        10,720.73        8,950.85
 3/31/2010         12,293.28        11,384.67        9,622.93
 4/30/2010         12,340.75        11,386.26        9,546.56
 5/31/2010         11,196.69        10,299.96        8,630.09
 6/30/2010         10,862.05         9,942.60        8,278.78
 7/31/2010         11,722.38        10,748.67        9,011.95
 8/31/2010         11,272.79        10,347.37        8,630.09
 9/30/2010         12,377.21        11,312.22        9,500.74
10/31/2010         12,872.56        11,733.89        9,943.70
11/30/2010         12,612.62        11,480.56        9,729.85
12/31/2010         13,501.62        12,324.67       10,361.67
 1/31/2011         13,692.93        12,603.11       10,500.44

                                   [END CHART]

                    Data from 1/31/01 to 1/31/11.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

o The unmanaged Morgan Stanley Capital International (MSCI) World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2011
                                (% of Net Assets)

Microsoft Corp. ..........................................................  1.9%
Exxon Mobil Corp. ........................................................  1.5%
Intel Corp. ..............................................................  1.4%
Chevron Corp. ............................................................  1.2%
Royal Dutch Shell plc "A" ................................................  1.2%
Rio Tinto plc ............................................................  1.2%
Hewlett-Packard Co. ......................................................  1.2%
Vodafone Group plc .......................................................  1.1%
Research In Motion Ltd. ..................................................  1.1%
Reinsurance Group of America, Inc. "A" ...................................  1.1%

                       o ASSET ALLOCATION* -- 1/31/2011 o

                         [PIE CHART OF ASSET ALLOCATION]

UNITED STATES                                                              40.4%
UNITED KINGDOM                                                             10.3%
JAPAN                                                                       8.4%
GERMANY                                                                     5.9%
FRANCE                                                                      4.2%
CHINA                                                                       3.1%
CANADA                                                                      3.0%
OTHER**                                                                    23.9%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

** Includes countries with less than 3% of portfolio.

   You will find a complete list of securities that the Fund owns on pages
   13-22.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 1/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                                 20.0%
ENERGY                                                                     12.5%
INFORMATION TECHNOLOGY                                                     12.4%
INDUSTRIALS                                                                10.1%
MATERIALS                                                                   9.7%
CONSUMER DISCRETIONARY                                                      9.0%
HEALTH CARE                                                                 8.6%
CONSUMER STAPLES                                                            7.1%
TELECOMMUNICATION SERVICES                                                  5.1%
UTILITIES                                                                   4.7%

                                   [END CHART]

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.2%)

              COMMON STOCKS (96.8%)

              CONSUMER DISCRETIONARY (9.0%)
              -----------------------------
              APPAREL & ACCESSORIES & LUXURY GOODS (1.6%)
   277,474    Burberry Group plc                                                           $  4,774
    23,358    Christian Dior S.A.                                                             3,209
    25,079    LVMH Moet Hennessy - Louis Vuitton S.A.                                         3,916
                                                                                           --------
                                                                                             11,899
                                                                                           --------
              APPAREL RETAIL (1.8%)
    65,500    Limited Brands, Inc.                                                            1,915
   345,499    Mr. Price Group Ltd.                                                            2,732
    62,000    Ross Stores, Inc.                                                               4,043
    83,500    TJX Companies, Inc.                                                             3,957
                                                                                           --------
                                                                                             12,647
                                                                                           --------
              AUTO PARTS & EQUIPMENT (0.6%)
    70,326    Valeo S.A.*                                                                     4,116
                                                                                           --------
              AUTOMOBILE MANUFACTURERS (1.9%)
    56,432    Daimler AG*                                                                     4,128
   395,000    Fuji Heavy Industries Ltd.                                                      3,383
    68,450    KIA Motors Corp.                                                                3,339
   121,800    Suzuki Motor Corp.                                                              2,947
                                                                                           --------
                                                                                             13,797
                                                                                           --------
              AUTOMOTIVE RETAIL (0.4%)
    50,000    Advance Auto Parts, Inc.                                                        3,197
                                                                                           --------
              BROADCASTING (0.2%)
    68,800    Grupo Televisa S.A. de C.V. ADR*                                                1,655
                                                                                           --------
              CASINOS & GAMING (0.2%)
 1,101,100    Resorts World Berhad                                                            1,198
                                                                                           --------
              DEPARTMENT STORES (0.3%)
   100,200    Macy's, Inc.                                                                    2,320
                                                                                           --------
              GENERAL MERCHANDISE STORES (0.5%)
    65,300    Target Corp.                                                                    3,580
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              HOMEBUILDING (0.3%)
   188,000    Sekisui House Ltd.                                                           $  1,830
                                                                                           --------
              RESTAURANTS (0.4%)
   128,700    Brinker International, Inc.                                                     3,028
                                                                                           --------
              TIRES & RUBBER (0.8%)
   294,700    Bridgestone Corp.                                                               5,659
                                                                                           --------
              Total Consumer Discretionary                                                   64,926
                                                                                           --------
              CONSUMER STAPLES (7.1%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.1%)
    71,400    Corn Products International, Inc.                                               3,294
    40,281    Nutreco Holding N.V.                                                            2,867
    69,448    Suedzucker AG                                                                   1,853
                                                                                           --------
                                                                                              8,014
                                                                                           --------
              DRUG RETAIL (0.3%)
    52,700    Walgreen Co.                                                                    2,131
                                                                                           --------
              FOOD RETAIL (1.7%)
   160,000    Alimentation Couche-Tard, Inc.                                                  4,271
    41,281    Casino Guichard-Perrachon S.A.                                                  4,034
    76,454    Kesko Oyj "B"                                                                   3,680
                                                                                           --------
                                                                                             11,985
                                                                                           --------
              HYPERMARKETS & SUPER CENTERS (0.2%)
    27,400    Wal-Mart Stores, Inc.                                                           1,536
                                                                                           --------
              PACKAGED FOODS & MEAT (1.3%)
 4,082,200    Charoen Pokphand Foods Public Co. Ltd.(a)                                       2,894
    53,900    Hershey Co.                                                                     2,516
 3,849,077    Marine Harvest ASA                                                              4,332
                                                                                           --------
                                                                                              9,742
                                                                                           --------
              PERSONAL PRODUCTS (0.1%)
     7,800    Herbalife Ltd.                                                                    510
                                                                                           --------
              SOFT DRINKS (0.7%)
   200,200    Coca Cola Enterprises, Inc.                                                     5,037
                                                                                           --------
              TOBACCO (1.7%)
   209,098    Imperial Tobacco Group plc                                                      5,975
   114,600    Philip Morris International, Inc.                                               6,560
                                                                                           --------
                                                                                             12,535
                                                                                           --------
              Total Consumer Staples                                                         51,490
                                                                                           --------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              ENERGY (12.5%)
              --------------
              COAL & CONSUMABLE FUELS (1.0%)
   146,900    Arch Coal, Inc.                                                              $  5,031
   556,000    China Shenhua Energy Co. Ltd. "H"                                               2,257
                                                                                           --------
                                                                                              7,288
                                                                                           --------
              INTEGRATED OIL & GAS (7.2%)
   823,431    BP plc                                                                          6,395
    92,800    Chevron Corp.                                                                   8,809
   136,800    Exxon Mobil Corp.                                                              11,037
    32,800    Hess Corp.                                                                      2,759
    65,200    Marathon Oil Corp.                                                              2,980
    66,200    Murphy Oil Corp.                                                                4,389
   147,625    Repsol YPF S.A.                                                                 4,644
   240,627    Royal Dutch Shell plc "A"                                                       8,492
    94,160    Statoil ASA                                                                     2,286
                                                                                           --------
                                                                                             51,791
                                                                                           --------
              OIL & GAS DRILLING (0.4%)
 1,636,000    China Oilfield Services Ltd. "H"                                                3,156
                                                                                           --------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    54,800    Nexen, Inc.                                                                     1,377
   131,200    Pacific Rubiales Energy Corp.                                                   4,528
                                                                                           --------
                                                                                              5,905
                                                                                           --------
              OIL & GAS REFINING & MARKETING (3.1%)
   613,500    JX Holdings, Inc.                                                               4,148
   199,970    Polski Koncern Naftowy Orlen S.A.*                                              3,322
   101,600    Sunoco, Inc.                                                                    4,313
   388,000    TonenGeneral Sekiyu K.K.                                                        4,373
   239,000    Valero Energy Corp.                                                             6,061
                                                                                           --------
                                                                                             22,217
                                                                                           --------
              Total Energy                                                                   90,357
                                                                                           --------
              FINANCIALS (17.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
    70,500    Ameriprise Financial, Inc.                                                      4,346
    21,900    BlackRock, Inc. "A"                                                             4,337
                                                                                           --------
                                                                                              8,683
                                                                                           --------
              DIVERSIFIED BANKS (6.2%)
 7,880,000    Agricultural Bank of China Ltd.*                                                3,881
   240,377    Australia and New Zealand Banking Group Ltd.                                    5,670
 4,820,000    Bank of China Ltd. "H"                                                          2,504

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    42,200    Bank of Nova Scotia                                                          $  2,379
    89,092    BNP Paribas S.A.                                                                6,660
 3,745,000    Industrial and Commercial Bank of China Ltd. "H"                                2,786
   366,953    JSC VTB Bank GDR "S"*                                                           2,626
    36,400    National Bank of Canada                                                         2,538
 2,180,000    PT Bank Mandiri Tbk                                                             1,434
   108,300    Sumitomo Mitsui Financial Group, Inc.                                           3,684
   129,600    U.S. Bancorp                                                                    3,499
   203,371    Westpac Banking Corp.                                                           4,659
   939,535    Yapi ve Kredi Bankasi A.S.*                                                     2,746
                                                                                           --------
                                                                                             45,066
                                                                                           --------
              DIVERSIFIED CAPITAL MARKETS (0.4%)
   407,598    Investec plc                                                                    3,125
                                                                                           --------
              LIFE & HEALTH INSURANCE (1.3%)
    57,500    AFLAC, Inc.                                                                     3,311
 1,745,519    Legal & General Group plc                                                       3,104
   112,300    Protective Life Corp.                                                           3,096
                                                                                           --------
                                                                                              9,511
                                                                                           --------
              MULTI-LINE INSURANCE (0.6%)
   113,100    Assurant, Inc.                                                                  4,437
                                                                                           --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
   416,141    African Bank Investments Ltd.                                                   2,112
   382,253    Intermediate Capital Group plc                                                  2,081
                                                                                           --------
                                                                                              4,193
                                                                                           --------
              PROPERTY & CASUALTY INSURANCE (1.2%)
    76,500    AXIS Capital Holdings Ltd.                                                      2,722
 3,582,000    PICC Property and Casualty Co. Ltd. "H"*                                        4,466
    32,800    Travelers Companies, Inc.                                                       1,845
                                                                                           --------
                                                                                              9,033
                                                                                           --------
              REAL ESTATE DEVELOPMENT (0.6%)
 2,276,000    China Overseas Land & Investment Ltd.                                           4,297
                                                                                           --------
              REGIONAL BANKS (1.4%)
   218,700    East West Bancorp, Inc.                                                         4,748
   261,500    KeyCorp                                                                         2,327
    33,800    M&T Bank Corp.                                                                  2,923
                                                                                           --------
                                                                                              9,998
                                                                                           --------
              REINSURANCE (2.4%)
    76,384    Hannover Rueckversicherungs                                                     4,273
   135,932    Reinsurance Group of America, Inc. "A"                                          7,824

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    44,985    Swiss Reinsurance Co. Ltd.                                                   $  2,571
    47,000    Transatlantic Holdings, Inc.                                                    2,418
                                                                                           --------
                                                                                             17,086
                                                                                           --------
              SPECIALIZED FINANCE (1.7%)
    93,400    CIT Group, Inc.*                                                                4,454
   734,400    Mitsubishi UFJ Financial Group, Inc.                                            3,812
   137,400    Moody's Corp.                                                                   4,035
                                                                                           --------
                                                                                             12,301
                                                                                           --------
              Total Financials                                                              127,730
                                                                                           --------
              HEALTH CARE (8.6%)
              ------------------
              BIOTECHNOLOGY (1.0%)
    61,000    Cephalon, Inc.*                                                                 3,604
    92,400    Gilead Sciences, Inc.*                                                          3,546
                                                                                           --------
                                                                                              7,150
                                                                                           --------
              HEALTH CARE DISTRIBUTORS (0.9%)
    45,200    Alfresa Holdings Corp.                                                          1,864
   126,300    AmerisourceBergen Corp.                                                         4,529
                                                                                           --------
                                                                                              6,393
                                                                                           --------
              HEALTH CARE EQUIPMENT (0.7%)
   130,100    St. Jude Medical, Inc.*                                                         5,269
                                                                                           --------
              MANAGED HEALTH CARE (2.8%)
   133,900    Aetna, Inc.                                                                     4,411
   137,500    CIGNA Corp.                                                                     5,778
    43,500    Humana, Inc.*                                                                   2,522
   126,100    UnitedHealth Group, Inc.                                                        5,176
    31,600    WellPoint, Inc.*                                                                1,963
                                                                                           --------
                                                                                             19,850
                                                                                           --------
              PHARMACEUTICALS (3.2%)
   126,392    AstraZeneca plc                                                                 6,135
   122,600    Eli Lilly and Co.                                                               4,263
   188,100    Endo Pharmaceuticals Holdings, Inc.*                                            6,249
    78,015    Merck KGaA                                                                      6,676
                                                                                           --------
                                                                                             23,323
                                                                                           --------
              Total Health Care                                                              61,985
                                                                                           --------
              INDUSTRIALS (10.1%)
              -------------------
              AEROSPACE & DEFENSE (0.8%)
    84,600    Northrop Grumman Corp.                                                          5,863
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              AIR FREIGHT & LOGISTICS (0.5%)
   183,483    Deutsche Post AG                                                             $  3,364
                                                                                           --------
              AIRLINES (0.5%)
   139,100    United Continental Holdings, Inc.*                                              3,533
                                                                                           --------
              CONSTRUCTION & ENGINEERING (0.3%)
    11,645    Samsung Engineering Co. Ltd.                                                    2,046
                                                                                           --------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
    77,700    Tata Motors Ltd. ADR                                                            1,885
   271,866    Volvo AB "B"*                                                                   4,708
                                                                                           --------
                                                                                              6,593
                                                                                           --------
              INDUSTRIAL CONGLOMERATES (2.3%)
    63,200    Jardine Matheson Holdings Ltd.                                                  2,946
   605,239    Koc Holding A.S.                                                                2,467
    50,700    Siemens AG(b)                                                                   6,500
    45,907    Wendel                                                                          4,583
                                                                                           --------
                                                                                             16,496
                                                                                           --------
              INDUSTRIAL MACHINERY (1.9%)
   196,733    Atlas Copco AB                                                                  4,722
   240,000    JTEKT Corp.                                                                     3,003
   133,756    SKF AB "B"                                                                      3,818
    55,200    Timken Co.                                                                      2,595
                                                                                           --------
                                                                                             14,138
                                                                                           --------
              OFFICE SERVICES & SUPPLIES (0.5%)
    90,500    Avery Dennison Corp.                                                            3,809
                                                                                           --------
              TRADING COMPANIES & DISTRIBUTORS (1.6%)
   348,000    Marubeni Corp.                                                                  2,616
   242,300    Mitsui & Co. Ltd.                                                               4,074
   276,600    Toyota Tsusho Corp.                                                             4,863
                                                                                           --------
                                                                                             11,553
                                                                                           --------
              TRUCKING (0.8%)
   487,933    FirstGroup plc                                                                  2,924
    58,308    Ryder System, Inc.                                                              2,803
                                                                                           --------
                                                                                              5,727
                                                                                           --------
              Total Industrials                                                              73,122
                                                                                           --------
              INFORMATION TECHNOLOGY (12.4%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (2.1%)
   349,400    Cisco Systems, Inc.*                                                            7,390
   133,800    Research In Motion Ltd.*                                                        7,882
                                                                                           --------
                                                                                             15,272
                                                                                           --------

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              COMPUTER HARDWARE (1.9%)
   420,600    Dell, Inc.*                                                                  $  5,535
   185,400    Hewlett-Packard Co.                                                             8,471
                                                                                           --------
                                                                                             14,006
                                                                                           --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
   215,455    Amadeus IT Holding S.A. "A"*                                                    4,519
                                                                                           --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
   827,000    Hitachi Ltd.                                                                    4,514
                                                                                           --------
              INTERNET SOFTWARE & SERVICES (0.6%)
     6,900    Google, Inc. "A"*                                                               4,142
                                                                                           --------
              SEMICONDUCTOR EQUIPMENT (1.1%)
   109,077    Aixtron AG(b)                                                                   4,501
   222,000    Applied Materials, Inc.                                                         3,483
                                                                                           --------
                                                                                              7,984
                                                                                           --------
              SEMICONDUCTORS (3.1%)
   474,800    Intel Corp.                                                                    10,189
   601,325    Micron Technology, Inc.*(b)                                                     6,338
   436,600    Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                 5,707
                                                                                           --------
                                                                                             22,234
                                                                                           --------
              SYSTEMS SOFTWARE (1.9%)
   488,391    Microsoft Corp.                                                                13,541
                                                                                           --------
              TECHNOLOGY DISTRIBUTORS (0.5%)
    86,500    Arrow Electronics, Inc.*                                                        3,270
                                                                                           --------
              Total Information Technology                                                   89,482
                                                                                           --------
              MATERIALS (9.7%)
              ----------------
              COMMODITY CHEMICALS (0.9%)
     8,463    Honam Petrochemical Corp.                                                       2,725
     9,599    LG Chem Ltd.                                                                    3,595
                                                                                           --------
                                                                                              6,320
                                                                                           --------
              DIVERSIFIED CHEMICALS (2.8%)
    90,071    BASF SE                                                                         6,928
   125,300    E.I. du Pont de Nemours & Co.                                                   6,350
    32,500    Eastman Chemical Co.                                                            3,018
    54,183    Lanxess AG                                                                      3,939
                                                                                           --------
                                                                                             20,235
                                                                                           --------
              DIVERSIFIED METALS & MINING (4.1%)
   141,728    BHP Billiton plc                                                                5,403
 1,703,200    Grupo Mexico S.A.B. de C.V. "B"                                                 6,688

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    64,801    KGHM Polska Miedz S.A.                                                       $  3,796
    11,480    Korea Zinc Co. Ltd.*                                                            3,041
    92,749    Mining and Metallurgical Co. Norilsk Nickel ADR                                 2,352
   123,689    Rio Tinto plc                                                                   8,480
                                                                                           --------
                                                                                             29,760
                                                                                           --------
              GOLD (0.9%)
    69,200    Barrick Gold Corp.                                                              3,280
    65,600    Newmont Mining Corp.                                                            3,613
                                                                                           --------
                                                                                              6,893
                                                                                           --------
              PAPER PRODUCTS (1.0%)
    83,700    International Paper Co.                                                         2,417
   398,699    Stora Enso Oyj                                                                  4,744
                                                                                           --------
                                                                                              7,161
                                                                                           --------
              Total Materials                                                                70,369
                                                                                           --------
              TELECOMMUNICATION SERVICES (5.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (3.4%)
   203,550    AT&T, Inc.                                                                      5,602
 1,237,403    BT Group plc                                                                    3,478
   105,360    Chunghwa Telecom Co. Ltd. ADR                                                   3,147
   179,364    Koninklijke (Royal) KPN N.V.                                                    2,828
    60,650    KT Corp.                                                                        2,261
   174,852    Telefonica S.A.                                                                 4,392
 1,066,112    Telstra Corp. Ltd.                                                              2,975
                                                                                           --------
                                                                                             24,683
                                                                                           --------
              WIRELESS TELECOMMUNICATION SERVICES (1.7%)
    61,700    America Movil S.A.B. de C.V. ADR "L"                                            3,516
    70,800    MetroPCS Communications, Inc.*                                                    916
 2,924,468    Vodafone Group plc                                                              8,214
                                                                                           --------
                                                                                             12,646
                                                                                           --------
              Total Telecommunication Services                                               37,329
                                                                                           --------
              UTILITIES (4.7%)
              ----------------
              ELECTRIC UTILITIES (1.9%)
   286,200    Kansai Electric Power Co., Inc.                                                 7,078
   134,181    Scottish & Southern Energy plc                                                  2,491
   954,737    Terna-Rete Elettrica Nationale S.p.A.                                           4,170
                                                                                           --------
                                                                                             13,739
                                                                                           --------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              GAS UTILITIES (0.5%)
   322,778    Snam Rete Gas S.p.A.                                                         $  1,694
   468,000    Tokyo Gas Co. Ltd.                                                              2,035
                                                                                           --------
                                                                                              3,729
                                                                                           --------
              MULTI-UTILITIES (1.8%)
 1,063,102    Centrica plc                                                                    5,448
   114,197    Gaz de France S.A.                                                              4,530
   349,917    National Grid plc                                                               3,097
                                                                                           --------
                                                                                             13,075
                                                                                           --------
              WATER UTILITIES (0.5%)
   146,045    Severn Trent plc                                                                3,201
                                                                                           --------
              Total Utilities                                                                33,744
                                                                                           --------
              Total Common Stocks (cost: $603,915)                                          700,534
                                                                                           --------

              PREFERRED SECURITIES (2.4%)

              FINANCIALS (2.4%)
              -----------------
              DIVERSIFIED BANKS (2.4%)
   344,630    Banco Bradesco S.A.                                                             6,368
   343,300    Banco Itau Holding Financeira S.A.                                              7,329
   554,688    Itausa - Investimentos Itau S.A.                                                3,923
                                                                                           --------
              Total Preferred Securities (cost: $16,164)                                     17,620
                                                                                           --------
              Total Equity Securities (cost: $620,079)                                      718,154
                                                                                           --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (2.0%)

              MONEY MARKET FUNDS (1.2%)
   693,292    Blackrock Liquidity Funds TempFund, 0.17%(c)                                      693
 8,019,694    Fidelity Institutional Money Market Portfolio, 0.21%(c)                         8,020
                                                                                           --------
              Total Money Market Funds (cost: $8,713)                                         8,713
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                                                        VALUE
(000)        SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (0.8%)
    $3,030    Credit Suisse First Boston LLC, 0.21%, acquired on 1/31/2011 and due 2/01/2011 at $3,030 (collateralized by $3,160 of
                Fannie Mae(d), 1.63%, due 10/26/2015; market value $3,092)                 $  3,030
     2,855    Deutsche Bank Securities Inc., 0.21%, acquired on 1/31/2011 and due 2/01/2011 at $2,855 (collateralized by $3,037 of
                Freddie Mac(d), 3.15%, due 10/28/2020; market value $2,913)                   2,855
                                                                                           --------
              Total Repurchase Agreements                                                     5,885
                                                                                           --------
              Total Short-Term Investments Purchased With Cash Collateral
                From Securities Loaned (cost: $14,598)                                       14,598
                                                                                           --------

              TOTAL INVESTMENTS (COST: $634,677)                                           $732,752
                                                                                           ========

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                          QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                      IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS               INPUTS          INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $697,640               $2,894              $-       $700,534
  Preferred Securities                           17,620                    -               -         17,620

Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                              8,713                    -               -          8,713
  Repurchase Agreements                               -                5,885               -          5,885
-----------------------------------------------------------------------------------------------------------
TOTAL                                          $723,973               $8,779              $-       $732,752
-----------------------------------------------------------------------------------------------------------

For the six-month period ended January 31, 2011, common stocks with a fair value of $153,107,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At January 31, 2011, it was not necessary to adjust the closing prices for these securities.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 58.7% of net assets at January 31, 2011.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Security was fair valued at January 31, 2011, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

   (b) The security or a portion thereof was out on loan as of January 31, 2011.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

   (c) Rate represents the money market fund annualized seven-day yield at January 31, 2011.

   (d) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $14,070) (cost of $634,677)                                      $ 732,752
   Cash denominated in foreign currencies (identified cost of $416)                     422
   Receivables:
      Capital shares sold                                                               669
      USAA Investment Management Company (Note 6D)                                      139
      Dividends and interest                                                          1,425
      Securities sold                                                                20,238
      Other                                                                              57
   Unrealized appreciation on foreign currency contracts held, at value                   1
                                                                                  ---------
         Total assets                                                               755,703
                                                                                  ---------
LIABILITIES
   Payables:
      Upon return of securities loaned                                               14,598
      Securities purchased                                                           14,671
      Capital shares redeemed                                                         1,388
   Bank overdraft                                                                       369
   Accrued management fees                                                              437
   Accrued transfer agent's fees                                                         37
   Other accrued expenses and payables                                                   97
                                                                                  ---------
         Total liabilities                                                           31,597
                                                                                  ---------
            Net assets applicable to capital shares outstanding                   $ 724,106
                                                                                  =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $ 907,945
   Accumulated undistributed net investment income                                      194
   Accumulated net realized loss on investments                                    (282,120)
   Net unrealized appreciation of investments                                        98,075
   Net unrealized appreciation of foreign currency translations                          12
                                                                                  ---------
            Net assets applicable to capital shares outstanding                   $ 724,106
                                                                                  =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                      106,320
                                                                                  =========
   Net asset value, redemption price, and offering price per share                $    6.81
                                                                                  =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $382)                               $  7,450
   Interest                                                                              11
   Securities lending (net)                                                             227
                                                                                   --------
         Total income                                                                 7,688
                                                                                   --------
EXPENSES
   Management fees                                                                    2,454
   Administration and servicing fees                                                    524
   Transfer agent's fees                                                              1,548
   Custody and accounting fees                                                          130
   Postage                                                                               78
   Shareholder reporting fees                                                            30
   Trustees' fees                                                                         5
   Registration fees                                                                     19
   Professional fees                                                                     46
   Other                                                                                  8
                                                                                   --------
         Total expenses                                                               4,842
   Expenses reimbursed                                                                 (306)
                                                                                   --------
         Net expenses                                                                 4,536
                                                                                   --------
NET INVESTMENT INCOME                                                                 3,152
                                                                                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                    25,314
      Foreign currency transactions                                                     (99)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                    77,427
      Foreign currency translations                                                     (19)
                                                                                   --------
         Net realized and unrealized gain                                           102,623
                                                                                   --------
   Increase in net assets resulting from operations                                $105,775
                                                                                   ========

See accompanying notes to financial statements.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited), and year ended
July 31, 2010

--------------------------------------------------------------------------------

                                                               1/31/2011            7/31/2010
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $  3,152            $   6,418
   Net realized gain on investments                               25,314              103,898
   Net realized loss on foreign currency transactions                (99)                (668)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                 77,427              (56,345)
      Foreign currency translations                                  (19)                  24
                                                                -----------------------------
      Increase in net assets resulting from operations           105,775               53,327
                                                                -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (6,823)              (7,724)
                                                                -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      71,247              174,873
   Reinvested dividends                                            6,769                7,659
   Cost of shares redeemed                                       (99,284)            (172,052)
                                                                -----------------------------
      Increase (decrease) in net assets from capital
         share transactions                                      (21,268)              10,480
                                                                -----------------------------
   Capital contribution from USAA Transfer Agency Company              -                    9
                                                                -----------------------------
   Net increase in net assets                                     77,684               56,092

NET ASSETS
   Beginning of period                                           646,422              590,330
                                                                -----------------------------
   End of period                                                $724,106            $ 646,422
                                                                =============================
Accumulated undistributed net investment income:
   End of period                                                $    194            $   3,865
                                                                =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    11,183               29,361
   Shares issued for dividends reinvested                          1,007                1,256
   Shares redeemed                                               (15,454)             (28,900)
                                                                -----------------------------
      Increase (decrease) in shares outstanding                   (3,264)               1,717
                                                                =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

        time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The
        Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE.
        Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Forward currency contracts are valued based on daily forward exchange rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

    include certain common stocks traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets, and repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

    FORWARD CURRENCY CONTRACTS

    The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the portfolio manager believes that the currency of a specific country may deteriorate relative to the U.S. dollar, the Fund may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (IN THOUSANDS)

DERIVATIVES                                                                  CHANGE IN UNREALIZED
NOT ACCOUNTED             STATEMENT OF                                       APPRECIATION
FOR AS HEDGING            OPERATIONS              REALIZED GAIN (LOSS)       (DEPRECIATION)
INSTRUMENTS               LOCATION                ON DERIVATIVES             ON DERIVATIVES
---------------------------------------------------------------------------------------------------
Foreign exchange          Net realized                 $(115)                        $-
contracts                 gain (loss) on foreign
                          currency transactions
---------------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

    collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2011, the Fund paid CAPCO facility fees of $1,000, which represents 1.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2011.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2011, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had capital loss carryovers of $306,771,000, for federal income tax purposes. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

          CAPITAL LOSS CARRYOVERS
-------------------------------------------
 EXPIRES                          BALANCE
---------                      ------------
  2017                         $189,874,000
  2018                          116,897,000
                               ------------
                   Total       $306,771,000
                               ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended January 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2011, were $409,923,000 and $431,747,000, respectively.

As of January 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2011, were $105,391,000 and $7,316,000, respectively, resulting in net unrealized appreciation of $98,075,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended January 31, 2011, the Fund received securities-lending income of $227,000, which is net of the 20% income retained by ClearLend. As of January 31, 2011, the Fund loaned securities having a fair market value of approximately $14,070,000 and received cash collateral of $14,598,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
 1.00% to 4.00%                           0.04%
 4.01% to 7.00%                           0.05%
 7.01% and greater                        0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended January 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $2,454,000, which included a (0.05)% performance adjustment of $(163,000).

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $703,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $524,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2011, the Fund reimbursed the Manager $11,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Fund to 1.30% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2011, the Fund incurred reimbursable expenses of $306,000, of which $139,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended January 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,548,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                          YEAR ENDED JULY 31,
                            -----------------------------------------------------------------------------------
                                2011           2010           2009           2008           2007           2006
                            -----------------------------------------------------------------------------------
Net asset value at
 beginning of period        $   5.90       $   5.47       $   7.90       $   9.34       $   8.56       $   7.81
                            -----------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment
  income                         .03            .05            .09            .08            .04            .05
 Net realized and
  unrealized gain (loss)         .94            .45          (2.42)          (.80)          1.91            .87
                            -----------------------------------------------------------------------------------
Total from investment
 operations                      .97            .50          (2.33)          (.72)          1.95            .92
                            -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income          (.06)          (.07)          (.10)          (.05)          (.05)             -
 Realized capital gains            -              -              -           (.67)         (1.12)          (.17)
                            -----------------------------------------------------------------------------------
Total distributions             (.06)          (.07)          (.10)          (.72)         (1.17)          (.17)
                            -----------------------------------------------------------------------------------
Net asset value at end
 of period                  $   6.81       $   5.90       $   5.47       $   7.90       $   9.34       $   8.56
                            ===================================================================================
Total return (%)*              16.52           9.12         (29.37)         (8.80)         24.24(a)       11.92
Net assets at end of
 period (000)               $724,106       $646,422       $590,330       $817,210       $540,817       $151,754
Ratios to average
 net assets:**
 Expenses (%)(b),(d)            1.30(c)        1.30           1.26           1.20           1.16(a)        1.00
 Expenses, excluding
  reimbursements (%)(d)         1.39(c)        1.44           1.63           1.41           1.47(a)        1.68
 Net investment income (%)       .90(c)        1.00           1.83           1.26            .83            .56
Portfolio turnover (%)            61            219            285            210            223            240

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were $692,763,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets. Prior to December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.20% of the Fund's average net assets from December 1, 2006, through November 30, 2008; and to 1.00% prior to December 1, 2006.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2010, through January 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                     BEGINNING              ENDING                DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE           AUGUST 1, 2010 -
                                   AUGUST 1, 2010       JANUARY 31, 2011         JANUARY 31, 2011
                                   --------------------------------------------------------------
Actual                               $1,000.00              $1,165.20                  $7.09

Hypothetical
 (5% return before expenses)          1,000.00               1,018.65                   6.61

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 16.52% for the six-month period of August 1, 2010, through January 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
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   =============================================================================
   36843-0311                                (C)2011, USAA. All rights reserved.




   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2011

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    March 25, 2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    March 28, 2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    March 28, 2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.